Filed Pursuant to Rule 497 (e)

Registration No. 033-08746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED July 8, 2011, TO THE

PROSPECTUS DATED March 1, 2011

Effective immediately, the second sentence of the fourth paragraph under the sub-section “Exchange Privilege” under the section “Additional Shareholder Services” on page 34 should be replaced with the following:

“In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 90 days or less.”

Effective August 1, 2011, the third sentence of the third paragraph under the section “How to Redeem Shares” should be replaced with the following:

“The redemption fee will not apply to redemptions of shares where: (i) the redemption (including a redemption resulting from an exchange) is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans; (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that the Advisor has determined have appropriate anti-short-term trading policies in place or as to which the Advisor has received assurances that effective anti-short-term trading policies and procedures are in place; (iii) the shares were purchased through the reinvestment of dividends or other distributions; (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan; (vi) the shares redeemed were purchased as part of an Automatic Investment Plan; and (vii) a redemption is initiated by the Fund.”

Please retain this Supplement with your Prospectus for reference.